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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 5, 2001

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                                    IMP, Inc.
             (Exact name of Registrant as Specified in its Charter)


         Delaware                        0-15858                 94-2722142
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

                             2830 North First Street
                           San Jose, California 95134
                    (Address of Principal Executive Offices)

                                 (408) 432-9100
              (Registrant's telephone number, including area code)

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ITEM 8. CHANGE IN FISCAL YEAR.

     On March 5, 2001, IMP, Inc.'s Board of Directors approved a change in the Company's fiscal year-end from March 24 to March 31. Prospectively, the Company's fiscal quarters will conform to calendar periods ending each June 30, September 30 and December 31. The report covering the transition period will be filed on Form 10-K.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 12, 2001                    IMP, INC.


                                         By: /s/ Sugriva Reddy
                                            ------------------------------------
                                         Name: Sugriva Reddy
                                         Title: Chief Executive Officer